As filed with the Securities and Exchange Commission on April __, 2001

                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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                    Merrill Lynch Municipal Bond Fund, Inc.
                P.O. Box 9011 Princeton, New Jersey 08543-9011
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               (Name of Registrants as Specified In Its Charter)
                                 SAME AS ABOVE
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

                  MERRILL LYNCH ARKANSAS MUNICIPAL BOND FUND,
                  MERRILL LYNCH COLORADO MUNICIPAL BOND FUND,
               MERRILL LYNCH NEW MEXICO MUNICIPAL BOND FUND AND
                   MERRILL LYNCH OREGON MUNICIPAL BOND FUND,
       EACH A SERIES OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST


Dear Shareholder:

         As a shareholder of Merrill Lynch Arkansas Municipal Bond Fund (the "Arkansas Fund"), Merrill Lynch Colorado Municipal Bond Fund (the "Colorado Fund"), Merrill Lynch New Mexico Municipal Bond Fund (the "New Mexico Fund") or Merrill Lynch Oregon Municipal Bond Fund (the "Oregon Fund") (each, a "State Fund" and collectively, the "State Funds"), you are being asked to consider a transaction in which the National Portfolio (the "National Portfolio"), a series of Merrill Lynch Municipal Bond Fund, Inc., will acquire each State Fund, each a series of Merrill Lynch Multi-State Municipal Series Trust ("Municipal Series Trust"). The following chart outlines the Reorganization structure.

------------------------------------------------------- ----------------------------------------------
             Surviving Fund                                             Acquired Fund
------------------------------------------------------- ----------------------------------------------
                                                        Merrill Lynch Arkansas Municipal Bond Fund
                                                        Merrill Lynch Colorado Municipal Bond Fund
The National Portfolio of                               Merrill Lynch New Mexico Municipal Bond Fund
Merrill Lynch Municipal Bond Fund, Inc.                 Merrill Lynch Oregon Municipal Bond Fund
------------------------------------------------------- ----------------------------------------------

         On May 29, 2001, each State Fund will hold a Special Meeting of Shareholders for the purpose of considering the Reorganization. A joint proxy statement and prospectus, which provides information about the Reorganization and about each Fund, is enclosed along with a Question and Answer Sheet that addresses frequently asked questions.

         You are being asked to approve the Agreement and Plan of Reorganization (the "Agreement and Plan") pursuant to which the National Portfolio will acquire substantially all of the assets and assume substantially all of the liabilities of each State Fund and will simultaneously distribute to each State Fund newly issued shares of the National Portfolio. Such shares will then be distributed on a proportionate basis to shareholders of each State Fund. The shares of the National Portfolio that you receive will be the same class as the shares you held in a State Fund before the Reorganization. When the Reorganization is completed each State Fund will terminate as a series of Municipal Series Trust.

         The Board of Trustees of Municipal Series Trust has approved the Reorganization and recommends that you vote FOR the approval of the Agreement and Plan after carefully reviewing the enclosed materials.

         The investment objectives of each State Fund and the National Portfolio are similar; however, they differ with respect to the tax-exempt nature of the income paid to shareholders. The investment objective of each State Fund is to provide shareholders with income exempt from Federal income taxes and applicable state and local taxes. The investment objective of the National Portfolio is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with its investment policies.

         Your vote is important. Please take a moment now to sign, date and return your proxy card in the enclosed postage paid return envelope. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, you may take advantage of these voting options. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

         If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact Shareholder
Communications Corporation, at 1-888-695-6480.

                                     Sincerely,


                                     Alice P. Pellegrino
                                     Secretary of
                                     Merrill Lynch Multi-State Municipal Series
                                     Trust


Enclosure

         In this Question and Answer Sheet, we will refer to funds involved in the Reorganization as follows:

-------------------------------------------------------------------------------------------------
Fund Name                                             Abbreviation
-------------------------------------------------------------------------------------------------
Merrill Lynch Municipal Bond Fund, Inc.               Municipal Bond Fund
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The National Portfolio                                National Portfolio or the Surviving Fund
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Merrill Lynch Multi-State Municipal Series Trust      Municipal Series Trust
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Merrill Lynch Arkansas Municipal Bond Fund            Arkansas Fund
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Merrill Lynch Colorado Municipal Bond Fund            Colorado Fund
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Merrill Lynch New Mexico Municipal Bond Fund          New Mexico Fund
-------------------------------------------------------------------------------------------------
Merrill Lynch Oregon Municipal Bond Fund              Oregon Fund
-------------------------------------------------------------------------------------------------

Q.       Why am I receiving this proxy statement?

A. As a shareholder of the Arkansas Fund, the Colorado Fund, the New Mexico Fund or the Oregon Fund (each, a "State Fund" and collectively, the "State Funds"), each a series of Municipal Series Trust, you are being asked to consider a transaction in which the National Portfolio, a series of Municipal Bond Fund, will acquire substantially all of the assets, and will assume substantially all of the liabilities, of your respective State Fund and will simultaneously distribute shares of the National Portfolio to that State Fund. Such shares will then be distributed on a proportionate basis to shareholders of such State Fund. Each acquisition of assets and assumption of liabilities of a State Fund by the National Portfolio is individually referred to herein as a "State Fund Acquisition", and the State Fund Acquisitions are collectively referred to herein as the "Reorganization." Each State Fund Acquisition requires the approval of the shareholders of the applicable State Fund.

Q.       Who is receiving this proxy statement?

A.       Shareholders of the Arkansas Fund, the Colorado Fund, the New
         Mexico Fund and the Oregon Fund are receiving this proxy statement. As set forth above, each State Fund Acquisition requires the vote of the applicable State Fund's shareholders. No State Fund Acquisition requires the vote of the shareholders of the National Portfolio.

Q.       Will there be a Shareholders' Meeting?

A. Yes, a Special Shareholders' Meeting for each State Fund will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Tuesday, May 29, 2001 at 10:00 a.m. Eastern time (for the Arkansas Fund), 10:30 a.m. Eastern time (for the Colorado Fund), 11:00 a.m. Eastern time (for the New Mexico
         Fund) and 11:30 a.m. Eastern time (for the Oregon Fund).


Q. Which Fund will be the Surviving Fund and which Funds will be the Acquired Funds in the Reorganization?

A. The National Portfolio will be the Surviving Fund. Each State Fund that approves its State Fund Acquisition will be an Acquired Fund.


Q.       Will a State Fund Acquisition change my privileges as a shareholder?

A. Your rights as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same as the shareholder services currently available to you.

Q. As an owner of shares of a State Fund, will I own the same class of shares of the National Portfolio after the Reorganization as I currently own?

A. Yes. The shares of the National Portfolio you receive in the Reorganization will be the same class as the shares you currently own in your State Fund. For example, if you own Class B shares of the Arkansas Fund, you will receive Class B shares of the National Portfolio as a result of the Reorganization.

         Note that the shares of the National Portfolio differ from those of the State Funds in that the account maintenance fees for Class D shares of the National Portfolio are higher than the account maintenance fees for Class D shares of each State Fund, and the distribution fees for Class B and Class C shares of the National Portfolio are higher than the distribution fees for Class B and Class C shares of each State Fund.

         Fund Asset Management, L.P. ("FAM"), the manager of each State Fund and the National Portfolio, expects that the expense savings that will result from the Reorganization to more than offset the higher fees that some State Fund shareholders would pay as shareholders of the Surviving Fund.

Q.       How will a State Fund Acquisition benefit shareholders?

A.       Shareholders should consider the following:

         o After any State Fund Acquisition, shareholders of the applicable State Fund will remain invested in an open-end fund with a substantially larger combined asset base and with similar investment objectives and policies (except that income received from the Surviving Fund will not be exempt from applicable state and local taxes).

         o After the Reorganization, shareholders in the Surviving Fund are expected to experience:

               |_| a lower advisory fee rate and lower operating expenses per share on a pro forma basis

               |_| greater efficiency and flexibility in portfolio management

Q.       Will the Reorganization affect the value of my investment?

A. The value of your investment will not change as a result of the Reorganization.

Q. As an owner of shares of beneficial interest of a State Fund, will I own the same number of shares of the National Portfolio after a State Fund Acquisition as I currently own?

A. No. You will receive shares of common stock of the National Portfolio with the same aggregate net asset value as the shares of the State Fund owned by you on the business day prior to the closing date of the Reorganization (the "Valuation Date"). The number of shares you receive will depend on the relative net asset values of the shares of the applicable State Fund and the National Portfolio on the Valuation Date. For example, let us assume that you own 10 Class A shares of the Arkansas Fund. If the net asset value of that Fund's Class A shares on the Valuation Date is $6 per share, and the net asset value of the Class A shares of the National Portfolio on the Valuation Date is $12 per share, you will receive 5 Class A shares of the National Portfolio in the Reorganization. The aggregate net asset value of your investment will not change. (10 Arkansas Fund Class A shares x $6 = $60; 5 National Portfolio Class A shares x $12 = $60).

         Thus, if on the Valuation Date the net asset value of the common stock of the National Portfolio is higher than the net asset value of the shares of your State Fund, you will receive fewer shares of the National Portfolio in the State Fund Acquisition than you held in your respective State Fund prior to the State Fund Acquisition. On the other hand, if the net asset value of the common stock of the National Portfolio is lower than the net asset value of the shares of your State Fund, you will receive a greater number of shares of the National Portfolio in the State Fund Acquisition than you held in your State Fund prior to the State Fund Acquisition. Either way, the aggregate net asset value of your shares after the Reorganization will be the same as before the Reorganization.

Q.       What are the tax consequences for shareholders?

A. The Reorganization is structured as a tax-free transaction so that the completion of the Reorganization itself will not result in Federal income tax liability for shareholders of each State Fund. Each State Fund and the National Portfolio will receive an opinion of counsel with respect to the tax-free treatment of the Reorganization.

         The tax consequences associated with an investment in shares of a State Fund are identical to the tax consequences associated with an investment in shares of the National Portfolio, except that for shareholders of a State Fund, dividends received after the Reorganization from the Surviving Fund will not be exempt from applicable state and local taxes.

Q.       Who will manage the Surviving Fund after the Reorganization?

A.       FAM serves as the manager for each State Fund and Municipal
         Bond Fund and will be the manager of the Surviving Fund after the Reorganization. The current portfolio manager for the National Portfolio is Walter O' Connor and it is expected that he will continue as portfolio manager for the Surviving Fund.

Q.       What will the name of the Surviving Fund be after the Reorganization?

A. The Surviving Fund's name will be the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc.

Q.       Why is my vote important?

A. A quorum for purposes of each special meeting of shareholders consists of one-third of the shares of the applicable State Fund and one-third of the shares of each of Class B, Class C and Class D shares of the applicable State Fund entitled to vote at that Meeting, present in person or by proxy. Approval of a State Fund Acquisition requires (i) the affirmative vote of the shareholders of a State Fund, voting together as a single class, representing two-thirds of the outstanding shares entitled to be voted thereon, and (ii) the affirmative vote of each of Class B, Class C, and Class D shareholders of a State Fund, each voting separately as a single class, representing two-thirds of the outstanding Class B, Class C and Class D shares, respectively, entitled to be voted thereon. Under the Agreement and Plan, the failure of any State Fund shareholders to approve the Agreement and Plan will not affect the ability of the other State Funds to proceed with their State Fund Acquisition. The Board of Trustees of Municipal Series Trust urges every shareholder to vote. Please read all proxy materials thoroughly before casting your vote.

Q.       How can I vote?

A. You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these voting options. You may also vote in person at the Shareholders' Meeting. If you submitted a proxy by mail, by telephone or on the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or on the Internet.

Q.       Has each State Fund retained a proxy solicitation firm?

A. Yes, each State Fund has retained Shareholder Communications Corporation to assist in the solicitation of proxies for the Meetings. While each State Fund expects most proxies to be returned by mail, each State Fund may also solicit proxies by telephone, fax, telegraph or personal interview.

Q. What if there are not enough votes to reach a quorum by the scheduled meeting date?

A. In order to ensure that we receive enough votes, we may need to take further action. We or our proxy solicitation firm may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls. If, by the time scheduled for a Meeting, the required quorum of a State Fund's shareholders is not present or if a quorum is present but sufficient votes to approve or disapprove the Agreement and Plan are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders.

Q.       What is the Board's recommendation?

A. The Board of Trustees of Municipal Series Trust believes each State Fund Acquisition is in the best interests of each State Fund and its shareholders. It encourages shareholders to vote FOR the applicable State Fund Acquisition.